                SEVEN SEAS PETROLEUM, INC.
CASE NO.:       02-45206-42
PETITION DATE:  DECEMBER 20, 2002
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:                                            CASE NUMBER:                CH 11 CONVERSION DATE:    CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                            02-45206-42                 JANUARY 14, 2003          JANUARY 14, 2003
                                                                                  ---------------------------------------------
TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:                                   JANUARY 2003
                                                                                  ---------------------------------------------

----------------------------------------------------------------------------
                        MONTH                                     JAN 2003
============================================================================
REVENUES (MOR-6)                                                          0

INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES                                         (177,000)

NET INCOME (LOSS) (MOR-6)                                          (265,000)

PAYMENTS TO INSIDERS (MOR-9)                                          NONE

PAYMENTS TO PROFESSIONALS (MOR-9)                                     NONE

TOTAL DISBURSEMENTS (MOR-7)                                       1,687,781


THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE

----------------------------------------------------------------------------
            REQUIRED INSURANCE MAINTAINED                  EXPIRATION
                AS OF SIGNATURE DATE                          DATE
                                                           ----------       --------------------------------------------------------
                                                                            CHAPTER 11 TRUSTEE: Ben B. Floyd
CASUALTY           YES(X)  NO ( )                          12/31/2003       FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
LIABILITY          YES(X)  NO ( )                          12/31/2003       ADDRESS: 700 Louisiana, Suite 4600
VEHICLE            YES(X)  NO ( )                          12/31/2003       ADDRESS:
WORKERS' COMP      YES(X)  NO ( )                          12/31/2003       CITY, STATE, ZIP: Houston, TX 77002
OTHER __________   YES( )  NO ( )                               - -         TELEPHONE:  (713) 222-1470
                                                                            FACSIMILE:  (713) 222-1475
------------------------------------------------------------------------------------------------------------------------------------

Are all accounts receivable being collected within terms? YES
Are all post-petition liabilities, including taxes, being paid within terms? YES Have any pre-petition liabilities been paid? NO
If yes, describe:
Are all funds received being deposited into Trustee's bank accounts? DURING JANUARY ALL FUNDS WERE DEPOSITED INTO THE DEBTOR'S ACCOUNTS PURSUANT TO INTERIM CASH COLLATERAL ORDERS.
Were any assets disposed of outside the normal course of business? NO
If yes, describe:
Are all U.S. Quarterly Fee Payments current? YES, AS OF FILING DATE.
What is the status of the Plan of Reorganization? PENDING

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:____________________________________                  DATE:______________
          BEN B. FLOYD, CHAPTER 11 TRUSTEE

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)
----------------------------------------------------------------------------
                                                                     JAN 31,
     ASSETS                                                            2003
----------------------------------------------------------------------------
CURRENT ASSETS

 Cash                                                                 4,656

 Accounts Receivable, Net                                               200 A.

 Inventory: Lower of Cost or Market                                       0

 Prepaid Expenses                                                        25

 Investments in Subs                                                  6,396

 Other                                                                2,285 B.

 TOTAL CURRENT ASSETS                                                13,562

 Furniture, Equipment & Fixtures (*)                                      0 C.

 Less Accumulated Depreciation                                            0

 Net Book Value of F&F                                                    0

 OTHER ASSETS:

 1.

 2.

 3.

 3.

 TOTAL OTHER ASSETS

 TOTAL ASSETS                                                        13,562


                                      MOR-2

(*) PER MOR FILED BY THE DEBTOR

A.  Note receivable due from Larry Ray in November, 2003.
B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.
C.  All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)
----------------------------------------------------------------------------
                    LIABILITIES &                                  JAN 31,
                    OWNERS EQUITY                                   2003
----------------------------------------------------------------------------
 LIABILITIES:

 POST-PETITION LIABILITIES (MOR-4)                                       71

 PRE-PETITION LIABILITIES:

 Notes Payable - Secured                                             45,000 A.

 Accrued Interest - Secured N/Ps                                      3,508 E.

 Priority Debts                                                           0

 Federal Income Tax                                                       0 B.

 Accrued Liabilities                                                      0

 FICA/Withholding                                                         0 C.

 Unsecured Debt                                                     119,377 D.

 Other Liabilities                                                        0

 TOTAL LIABILITIES                                                  167,956

 MEMBERS' EQUITY (DEFICIT):

 Preferred Stock                                                          0

 Common Stock                                                             1

 Additional Paid-In Capital                                         225,940

 Retained Earnings                                                 (380,335)F.
----------------------------------------------------------------------------
 TOTAL OWNERS' EQUITY                                              (154,394)
============================================================================
 TOTAL LIABILITIES &                                                 13,562
 OWNERS' EQUITY
============================================================================


                                      MOR-3

(*) PER MOR FILED BY THE DEBTOR

A.   The $45M debt is considered secured debt for purposes of this presentation.
B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.
C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.
D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts.
E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.
F. O&G properties were written down to $20M in December '03 to the estimated sales price. Liabilities were recorded for

  Change of Control Agmts and E-2 P&A costs were accrued for in December 2003.

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003

 SCHEDULE OF POST-PETITION LIABILITIES  (000'S)
 ----------------------------------------------------------------------------
                                                                      JAN 31,
                                                                       2003
 ----------------------------------------------------------------------------
  TRADE ACCOUNTS PAYABLE                                                  4

  TAXES PAYABLE:

   Federal Payroll Taxes                                                  0 B.

   State Payroll & Sales Taxes                                            0 B.

   Other Taxes                                                            0 A.

   TOTAL TAXES PAYABLE                                                    0

  SECURED DEBT

  ACCRUED INTEREST PAYABLE

  ACCRUED PROFESSIONAL FEES:

   Trustee Fees                                                          33 C.

   Legal Fees                                                            28 D.

   Accounting Fees                                                        6 E.

   TOTAL ACCRUED PROFESSIONAL FEES                                       67

  OTHER ACCRUED LIABILITIES:

  1.

  2.

  3.

  4.

   TOTAL OTHER ACCRUED LIABILITIES
 ----------------------------------------------------------------------------
  TOTAL POST-PETITION
  LIABILITIES (MOR-3)                                                    71
 ============================================================================

                                      MOR-4

A.   A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.
B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.
C. Includes fee to US Trustee office, fees for trustee bond, and fees accrued for trustee law firm in January.
D.   Legal fees accrued for Andrews & Kurth for January 2003.
E.   Accounting fees incured for Smith & Henault in January 2003.

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003

                                ============================================================================================
                                AGING OF POST-PETITION LIABILITIES (000'S)
                                MONTH: JANUARY 2003
============================================================================================================================
                                                             FEDERAL             STATE
                                       TRADE                 PAYROLL            PAYROLL &         AD VALOREM         OTHER
     DAYS OUTSTANDING             ACCOUNTS PAYABLE            TAXES           SALES TAXES            TAXES           TAXES
============================================================================================================================
            0-30                          4
            31-60
            61-90
         91 AND OVER
----------------------------------------------------------------------------------------------------------------------------
            TOTAL                         4                   NONE                NONE                NONE           NONE
============================================================================================================================

=========================================================================
AGING OF ACCOUNTS RECEIVABLE
MONTH: JANUARY 2003
=========================================================================
                                         JAN                   FEB
   DAYS OUTSTANDING                      2003                  2003
=========================================================================
         0-30
         31-60
         61-90
      91 AND OVER
-------------------------------------------------------------------------
         TOTAL                            NONE                  NONE
=========================================================================

                                      MOR-5

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003

STATEMENT OF INCOME (LOSS) (000'S)
============================================================================
                                                                      JAN
                                                                      2003
============================================================================
OPERATING REVENUE (MOR-1)                                                 0

TOTAL COST OF REVENUES                                                    0

GROSS PROFIT                                                              0

OPERATING EXPENSES:

  Selling & Marketing                                                     0

  General & Administrative                                                4

  Insiders Compensation                                                   0 A.

  Management Fee from Sub SSPUSA                                        140

  Professional Fees                                                      33

  Other - U. S. Trustee fees                                              0

  TOTAL OPERATING EXPENSES                                              177

INCOME BEFORE INTEREST, DEPRECIATION                                   (177)
OTHER ITEMS AND INCOME TAXES (MOR-1)

  Interest expense                                                        0 C.

  Amortization expense                                                   92

  Interest (income)                                                      (4)B.

  Other - Conversion fee                                                  0

  TOTAL INTEREST, DEPRECIATION &                                         88
  OTHER ITEMS

NET INCOME BEFORE INCOME TAXES                                         (265)

FEDERAL INCOME TAXES                                                      0
----------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                              (265)
============================================================================

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a susbsidiary of the Debtor. Larry Ray paid $39,576 for salary and stay-on bonus, and Ron Lefaive $17,187 for salary and stay-on bonus.

B. Includes interest on cash balances residing in SouthWest Bank of Texas and interest on Larry Ray $200,000 note.

C. Interest stopped accruing on the companies debt on December 20, 2002, the date of the bankruptcy filing.

                                      MOR-6

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS
============================================================================
                                                                     JAN
                                                                     2003
============================================================================
 CASH - BEGINNING OF MONTH                                         3,950,809

 CASH RECEIPTS:

   Receipts from subsidiaries                                      1,768,749

   Receipts of Cash from Restricted Account                          620,371

   Interest income                                                     3,436

   Other                                                                   0

   TOTAL CASH RECEIPTS                                             2,392,556

 DISBURSEMENTS FOR OPERATIONS:

   Subsidiary registration fees                                        5,604

   Stock registrar fees                                                1,000

   Insurance                                                          60,014

   Administrative fees to GHK OK                                       3,536

   Distributions to Subsidiaries                                   1,583,627

   Other                                                              34,000

 TOTAL DISBURSEMENTS FOR OPERATIONS                                1,687,781

   Professional fees (MOR-9)                                               0

   U.S. Trustee fees                                                       0

   Other reorganization expenses                                           0

 TOTAL DISBURSEMENTS                                               1,687,781

 NET INCREASE (DECREASE) IN CASH FLOW                                704,775
----------------------------------------------------------------------------
 CASH - END OF MONTH (MOR-2)                                       4,655,584
============================================================================

                                      MOR-7

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003

----------------------------------------------------------------------------
BANK ACCOUNT RECAP
============================================================================
                        BANK                                     SWBT
============================================================================
                   ACCOUNT NUMBER                              91569612**
============================================================================


                    ACCOUNT TYPE                             CONCENTRATION
============================================================================
ENDING BALANCE PER BANK                                           4,689,859

DEPOSITS IN TRANSIT

OUTSTANDING CHECKS                                                  (34,275)

ADJUSTED BANK BALANCE                                             4,655,584

BEGINNING CASH PER BOOKS                                          3,568,952

CASH RECEIPTS FROM SUBS                                           2,101,067

CASH RECEIPTS HELD IN DEBTOR SWEEP                                  132,669

INTEREST INCOME                                                       3,271

TRANSFERS TO ACCOUNT

TRANSFERS FROM ACCOUNT

DISBURSEMENTS (INCLUDES SUB FUNDING)                             (1,150,375)
----------------------------------------------------------------------------
ENDING CASH PER BOOKS (NET OF O/S)                                4,655,584
============================================================================


** Note that in January all cash was held in SouthWest Bank of Texas. The Debtor has multiple accounts, but all activity sweeps into one concentration account shown above.

                                      MOR-8

CASE NAME:                                     CASE NUMBER:                  CH 11 CONVERSION DATE:       CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                     02-45206-42                   JANUARY 14, 2003             JANUARY 14, 2003


----------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
============================================================================
         INSIDERS: NAME/POSITION/COMP.                       JAN
                  TYPE                                       2003
----------------------------------------------------------------------------
1.  Larry A. Ray (President)                                Note A.

2.  Ronald A. Lefaive (CFO)                                 Note A.

3.

4.

5.

6.
----------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                       NONE
============================================================================


============================================================================
                    PROFESSIONALS                             JAN
                   NAME/ORDER DATE                            2003
----------------------------------------------------------------------------
1.  None.

2.

3.

4.

5.

6.
----------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                  NONE
============================================================================

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a susbsidiary of the Debtor. Larry Ray paid $39,576 for salary and stay-on bonus, and Ron Lefaive $17,187 for salary and stay-on bonus.

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)

                                      MOR-9